SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT
    Pursuant to Section 13 or 15 (d) of the Securities Act of 1934



Date of Report (Date of earliest reported)         April 30, 2002
                                          --------------------------------------




                 CHUGACH ELECTRIC ASSOCIATION, INC.
      (Exact name of registrant as specified in its charter)



         Alaska                      33-42125                  92-0014224

(State or Other Jurisdiction      (Commission File            IRS Employer
   of Incorporation)                   Number)             Identification No.)


5601 Minnesota Drive, Anchorage, Alaska                                99518
(Address of Principal's Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:              (907) 563-7494



                                    None
        (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

Appointment of General Manager

Eugene N. Bjornstad gave notice of his intention to retire effective May 3, 2002. Mr. Bjornstad was appointed Chugach's General Manager on June 22, 1994.

The Board of Directors, on April 25, 2002, named Evan J. Griffith as Chugach's new General Manager effective May 6, 2002. Mr.Griffith's employment contract is currently being finalized.

Evan J. Griffith has been Chugach's Executive Manager, Finance and Energy Supply since an internal reorganization on June 1, 1997. Prior to that, he was Executive Manager, Finance & Planning from August 1989 to June 1997. Prior to coming to Chugach, Mr. Griffith was Budget/Program Analyst for the Anchorage Municipal Assembly from August 1984 to August 1989.





                             SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:         April 30, 2002           CHUGACH ELECTRIC ASSOCIATION, INC.




                            By:               /s/     Eugene N. Bjornstad
                                                      Eugene N. Bjornstad
                                                        General Manager